                                                                  Exhibit (e)(4)

     SERVICE REQUEST

                                                                        PLATINUM

                                                                INVESTOR(R) PLUS

                                                           AMERICAN GENERAL LIFE

PLATINUM INVESTOR PLUS -- FIXED OPTION                               Neuberger Berman Advisers Management Trust
     .    Division 301 - AGL Declared Fixed Interest Account              .    Division 342 - AMT Mid-Cap Growth
PLATINUM INVESTOR PLUS -- VARIABLE                                   Oppenheimer Variable Account Funds
DIVISIONS                                                                 .    Division 364 - Oppenheimer Balanced
AIM Variable Insurance Funds                                              .    Division 365 - Oppenheimer Global Securities
     .    Division 372 - AIM V.I. Core Equity                        PIMCO Variable Insurance Trust
     .    Division 316 - AIM V.I. International Growth                    .    Division 377 - PIMCO VIT
The Alger American Fund                                                                       CommodityRealReturn Strategy
     .    Division 368 - Alger American Capital Appreciation              .    Division 344 - PIMCO VIT Real Return
     .    Division 367 - Alger American MidCap Growth                     .    Division 343 - PIMCO VIT Short-Term
American Century Variable Portfolios, Inc.                                .    Division 345 - PIMCO VIT Total Return
     .    Division 318 - VP Value                                    Pioneer Variable Contracts Trust
Credit Suisse Trust                                                       .    Division 370 - Pioneer Fund VCT
     .    Division 356 - U.S. Equity Flex I                               .    Division 371 - Pioneer Growth Opportunities VCT
Dreyfus Investment Portfolios                                             .    Division 376 - Pioneer Mid Cap Value VCT
     .    Division 329 - MidCap Stock                                Putnam Variable Trust
Dreyfus Variable Investment Fund                                          .    Division 346 - Putnam VT Diversified Income
     .    Division 328 - Developing Leaders                               .    Division 347 - Putnam VT Growth and Income
     .    Division 327 - Quality Bond                                     .    Division 348 - Putnam VT Int'l Growth and Income
Fidelity Variable Insurance Products                                 SunAmerica Series Trust
     .    Division 333 - VIP Asset Manager                                .    Division 361 - ST Aggressive Growth
     .    Division 332 - VIP Contrafund                                   .    Division 360 - ST Balanced
     .    Division 330 - VIP Equity-Income                           The Universal Institutional Funds, Inc.
     .    Division 373 - VIP Freedom 2020                                 .    Division 351 - Capital Growth
     .    Division 374 - VIP Freedom 2025                                 .    Division 352 - High Yield
     .    Division 375 - VIP Freedom 2030                            VALIC Company I
     .    Division 331 - VIP Growth                                       .    Division 319 - International Equities
     .    Division 362 - VIP Mid Cap                                      .    Division 320 - Mid Cap Index
Franklin Templeton Variable Insurance Products Trust                      .    Division 321 - Money Market I
     .    Division 363 - VIP Franklin Small Cap Value Securities          .    Division 322 - Nasdaq-100 Index
     .    Division 357 - VIP Franklin U.S. Government                     .    Division 325 - Science & Technology
     .    Division 358 - VIP Mutual Shares Securities                     .    Division 324 - Small Cap Index
     .    Division 359 - VIP Templeton Foreign Securities                 .    Division 323 - Stock Index
Goldman Sachs Variable Insurance Trust                               Van Kampen Life Investment Trust
     .    Division 369 - Goldman Sachs Capital Growth                     .    Division 355 - LIT Growth and Income
Janus Aspen Series                                                   Vanguard Variable Insurance Fund
     .    Division 336 - Enterprise                                       .    Division 353 - VIF High Yield Bond
     .    Division 334 - Overseas                                         .    Division 354 - VIF REIT Index
     .    Division 335 - Worldwide
JPMorgan Insurance Trust
     .    Division 927 - JPMorgan Mid Cap Value
     .    Division 337 - JPMorgan Small Cap Core
MFS Variable Insurance Trust
     .    Division 340 - MFS VIT Core Equity
     .    Division 338 - MFS VIT Growth
     .    Division 341 - MFS VIT New Discovery
     .    Division 339 - MFS VIT Research

AGLC100182 Rev1204                                                       Rev0509

[LOGO] American General                                                                            VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")         (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713)620-6653

[_] POLICY               1.   POLICY #: _______________________ INSURED:____________________________________________________________
    IDENTIFICATION            ADDRESS: ______________________________________________________________________ New Address (yes) (no)
                              Primary Owner (If other than an insured): _____________________________________
COMPLETE THIS SECTION         Address: _____________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.             Primary Owner's S.S. No. or Tax I.D. No. _________________ Phone Number: (      ) _______ - __________
                              Joint Owner (If applicable): __________________________________________________
                              Address: ______________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE          2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section         Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
if the name of one of
the Insured, Owner,           ____________________________________________________   _______________________________________________
Payor or Beneficiary          Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
has changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN            3.   INVESTMENT DIVISION                      PREM % DED %  INVESTMENT DIVISION                PREM % DED %
    ALLOCATION                (301) AGL Declared Fixed Interest                      Neuberger Berman Advisers Management Trust
    PERCENTAGES                     Account                            ______ _____  (342) AMT Mid-Cap Growth           ______ _____
                              AIM Variable Insurance Funds                           Oppenheimer Variable Account Funds
Use this section to           (372) AIM V.I. Core Equity*              ______ _____  (364) Oppenheimer Balanced         ______ _____
indicate how premiums         (316) AIM V.I. International Growth      ______ _____  (365) Oppenheimer Global
or monthly deductions         The Alger American Fund                                      Securities                   ______ _____
are to be allocated.          (368) Alger American Capital                           PIMCO Variable Insurance Trust
Total allocation in                 Appreciation                       ______ _____  (377) PIMCO VIT
each column must              (367) Alger American MidCap Growth       ______ _____        CommodityRealReturn Strategy ______ _____
equal 100%; whole             American Century Variable Portfolios, Inc.             (344) PIMCO VIT Real Return        ______ _____
numbers only.                 (318) VP Value                           ______ _____  (343) PIMCO VIT Short-Term         ______ _____
                              Credit Suisse Trust                                    (345) PIMCO VIT Total Return       ______ _____
* These investment            (356) U.S. Equity Flex I                 ______ _____  Pioneer Variable Contracts Trust
options are                   Dreyfus Investment Portfolios                          (370) Pioneer Fund VCT**           ______ _____
available only for            (329) MidCap Stock*                      ______ _____  (371) Pioneer Growth Opportunities
owners whose                  Dreyfus Variable Investment Fund                             VCT**                        ______ _____
policies were                 (328) Developing Leaders*                ______ _____  (376) Pioneer Mid Cap Value VCT    ______ _____
effective before              (327) Quality Bond*                      ______ _____  Putnam Variable Trust
5/1/06.                       Fidelity Variable Insurance Products                   (346) Putnam VT Diversified Income ______ _____
                              (333) VIP Asset Manager                  ______ _____  (347) Putnam VT Growth and Income* ______ _____
** These investment           (332) VIP Contrafund                     ______ _____  (348) Putnam VT Int'l Growth and
options are available         (330) VIP Equity-Income                  ______ _____        Income                       ______ _____
only for owners who           (373) VIP Freedom 2020                   ______ _____  SunAmerica Series Trust
had Accumulation              (374) VIP Freedom 2025                   ______ _____  (361) ST Aggressive Growth         ______ _____
Value invested in             (375) VIP Freedom 2030                   ______ _____  (360) ST Balanced                  ______ _____
such fund or                  (331) VIP Growth                         ______ _____  The Universal Institutional Funds, Inc.
portfolio on                  (362) VIP Mid Cap                        ______ _____  (351) Capital Growth*              ______ _____
12/10/04.                     Franklin Templeton Variable Insurance Products Trust   (352) High Yield*                  ______ _____
                              (363) VIP Franklin Small Cap Value                     VALIC Company I
*** These investment                Securities                         ______ _____  (319) International Equities       ______ _____
options are not               (357) VIP Franklin U.S. Government       ______ _____  (320) Mid Cap Index                ______ _____
available for any             (358) VIP Mutual Shares Securities       ______ _____  (321) Money Market I               ______ _____
purpose except to             (359) VIP Templeton Foreign Securities   ______ _____  (322) Nasdaq-100 Index             ______ _____
transfer Accumulation         Goldman Sachs Variable Insurance Trust                 (325) Science & Technology         ______ _____
Value to other                (369) Goldman Sachs Capital Growth***      NA   _____  (324) Small Cap Index              ______ _____
investment options.           Janus Aspen Series                                     (323) Stock Index                  ______ _____
                              (336) Enterprise                         ______ _____  Van Kampen Life Investment Trust
                              (334) Overseas                           ______ _____  (355) LIT Growth and Income        ______ _____
                              (335) Worldwide*                         ______ _____  Vanguard Variable Insurance Fund
                              JPMorgan Insurance Trust                               (353) VIF High Yield Bond          ______ _____
                              (927) JPMorgan Mid Cap Value***            NA   _____  (354) VIF REIT Index               ______ _____
                              (337) JPMorgan Small Cap Core            ______ _____  Other:_______________________      ______ _____
                              MFS Variable Insurance Trust                                                               100%  100%
                              (340) MFS VIT Core Equity*               ______ _____
                              (338) MFS VIT Growth*                    ______ _____
                              (341) MFS VIT New Discovery              ______ _____
                              (339) MFS VIT Research                   ______ _____

AGLC100182 Rev1204                 Page 2 of 5                           Rev0509

[_] MODE OF PREMIUM      4.   Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $______ Monthly (Bank Draft Only)

Use this section to           Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                                                                     (attach a Bank Draft Authorization
frequency and/or                                                                       Form and "Void" Check)
method of premium
payment. Note,                Start Date: ___/__/___
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.   I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST
    CERTIFICATE               _______ DESTROYED ________ OTHER.

Complete this section         Unless I/we have directed cancellation of the policy, I/we request that a:
if applying for a
Certificate of                     ________________ Certificate of Insurance at no charge
Insurance or                       ________________ Full duplicate policy at a charge of $25
duplicate policy to
replace a lost or             be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
misplaced policy. If          policy to AGL for cancellation.
a full duplicate
policy is being
requested, a check or
money order for $25
payable to AGL must
be submitted with
this request.

[_] DOLLAR COST          6.   Day of the month for transfers ______________________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)           Frequency of transfers: _________ Monthly _________ Quarterly ________ Semi-Annually ________ Annually
    ($5,000 MINIMUM           DCA to be made from the following investment option: _________________________________________________
    BEGINNING                 Transfer: $ ___________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)                    AIM Variable Insurance Funds                           Neuberger Berman Advisers Management Trust
                              (372) AIM V.I. Core Equity*                $_________  (342) AMT Mid-Cap Growth           $___________
An amount can be              (316) AIM V.I. International Growth        $_________  Oppenheimer Variable Account Funds
systematically                The Alger American Fund                                (364) Oppenheimer Balanced         $___________
transferred from any          (368) Alger American Capital Appreciation  $_________  (365) Oppenheimer Global
one investment option         (367) Alger American MidCap Growth         $_________        Securities                   $___________
and directed to one           American Century Variable Portfolios, Inc.             PIMCO Variable Insurance Trust
or more of the                (318) VP Value                             $_________  (377) PIMCO VIT
investment options            Credit Suisse Trust                                          CommodityRealReturn Strategy $___________
below. The AGL                (356) U.S. Equity Flex I                   $_________  (344) PIMCO VIT Real Return        $___________
Declared Fixed                Dreyfus Investment Portfolios                          (343) PIMCO VIT Short-Term         $___________
Interest Account is           (329) MidCap Stock*                        $_________  (345) PIMCO VIT Total Return       $___________
not available for             Dreyfus Variable Investment Fund                       Pioneer Variable Contracts Trust
DCA. Please refer to          (328) Developing Leaders*                  $_________  (370) Pioneer Fund VCT**           $___________
the prospectus for            (327) Quality Bond*                        $_________  (371) Pioneer Growth Opportunities
more information on           Fidelity Variable Insurance Products                         VCT**                        $___________
the DCA option.               (333) VIP Asset Manager                    $_________  (376) Pioneer Mid Cap Value VCT    $___________
                              (332) VIP Contrafund                       $_________  Putnam Variable Trust
NOTE: DCA is not              (330) VIP Equity-Income                    $_________  (346) Putnam VT Diversified Income $___________
available if the              (373) VIP Freedom 2020                     $_________  (347) Putnam VT Growth and Income* $___________
Automatic                     (374) VIP Freedom 2025                     $_________  (348) Putnam VT Int'l Growth and
Rebalancing option            (375) VIP Freedom 2030                     $_________        Income                       $___________
has been chosen.              (331) VIP Growth                           $_________  SunAmerica Series Trust
                              (362) VIP Mid Cap                          $_________  (361) ST Aggressive Growth         $___________
* These investment            Franklin Templeton Variable Insurance Products Trust   (360) ST Balanced                  $___________
options are available         (363) VIP Franklin Small Cap Value                     The Universal Institutional Funds, Inc.
only for owners whose               Securities                           $_________  (351) Capital Growth*              $___________
policies were                 (357) VIP Franklin U.S. Government         $_________  (352) High Yield*                  $___________
effective before              (358) VIP Mutual Shares Securities         $_________  VALIC Company I
5/1/06.                       (359) VIP Templeton Foreign Securities     $_________  (319) International Equities       $___________
                              Janus Aspen Series                                     (320) Mid Cap Index                $___________
** These investment           (336) Enterprise                           $_________  (321) Money Market 1               $___________
options are available         (334) Overseas                             $_________  (322) Nasdaq-100 Index             $___________
only for owners who           (335) Worldwide*                           $_________  (325) Science & Technology         $___________
had Accumulation              JPMorgan Insurance Trust                               (324) Small Cap Index              $___________
Value invested in             (337) JPMorgan Small Cap Core              $_________  (323) Stock Index                  $___________
such fund or                  MFS Variable Insurance Trust                           Van Kampen Life Investment Trust
portfolio on                  (340) MFS VIT Core Equity*                 $_________  (355) LIT Growth and Income        $___________
12/10/04.                     (338) MFS VIT Growth*                      $_________  Vanguard Variable Insurance Fund
                              (341) MFS VIT New Discovery                $_________  (353) VIF High Yield Bond          $___________
                              (339) MFS VIT Research                     $_________  (354) VIF REIT Index               $___________
                                                                                     Other:___________________________  $___________

                              _________ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC100182 Rev1204                 Page 3 of 5                           Rev0509

[_] AUTOMATIC            7.   Indicate frequency: _________ Quarterly ________ Semi-Annually ________ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value)           ________% :_______________________________________   _______% :_______________________________________
Use this section to           ________% :_______________________________________   _______% :_______________________________________
apply for or make             ________% :_______________________________________   _______% :_______________________________________
changes to Automatic          ________% :_______________________________________   _______% :_______________________________________
Rebalancing of the            ________% :_______________________________________   _______% :_______________________________________
variable divisions.           ________% :_______________________________________   _______% :_______________________________________
Please refer to the           ________% :_______________________________________   _______% :_______________________________________
prospectus for more           ________% :_______________________________________   _______% :_______________________________________
information on the            ________% :_______________________________________   _______% :_______________________________________
Automatic Rebalancing         ________% :_______________________________________   _______% :_______________________________________
Option.                       ________% :_______________________________________   _______% :_______________________________________

Note: Automatic
Rebalancing is not
available if the
Dollar Cost Averaging
option has been
chosen.

See investment option
restrictions in Box 3
above.

                              _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION        8.   I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS          instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                              Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section
if you are applying           Initial the designation you prefer:
for or revoking               _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
current telephone or          _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the
e-service privileges.                   firm authorized to service my policy.

                              AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                              _________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                              _________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE          9.   Name of Insured for whom this correction is submitted: _______________________________________________

Use this section to           Correct DOB: _____________/___________/___________
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

[_] TRANSFER OF         10.                                      (DIVISION NAME OR NUMBER)           (DIVISION NAME OR NUMBER)
    ACCUMULATED VALUES
                              Transfer $_______ or ______% from ___________________________ to ____________________________________.
Use this section if           Transfer $_______ or ______% from ___________________________ to ____________________________________.
you want to transfer          Transfer $_______ or ______% from ___________________________ to ____________________________________.
money between                 Transfer $_______ or ______% from ___________________________ to ____________________________________.
divisions. The                Transfer $_______ or ______% from ___________________________ to ____________________________________.
minimum amount for            Transfer $_______ or ______% from ___________________________ to ____________________________________.
transfers is $500.00.         Transfer $_______ or ______% from ___________________________ to ____________________________________.
Withdrawals from the          Transfer $_______ or ______% from ___________________________ to ____________________________________.
AGL Declared Fixed            Transfer $_______ or ______% from ___________________________ to ____________________________________.
Interest Account to a         Transfer $_______ or ______% from ___________________________ to ____________________________________.
Variable Division may
only be made within
the 60 days after a
policy anniversary.
See transfer
limitations outlined
in prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right to
transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar
or percentage
amounts, maintaining
consistency
throughout.

See investment option
restrictions in Box 3
above.

AGLC100182 Rev1204                 Page 4 of 5                           Rev0509

[_] REQUEST FOR         11.   _____ I request a partial surrender of $ ___________ or __________% of the net cash surrender value.
    PARTIAL
    SURRENDER/                _____ I request a loan in the amount of $ __________.
    POLICY LOAN
                              _____ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial           Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
surrender from or             percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
policy loan against           Interest Account and Variable Divisions in use.
policy values. For
detailed information          ______________________________________________________________________________________________________
concerning these two
options please refer          ______________________________________________________________________________________________________
to your policy and
its related                   ______________________________________________________________________________________________________
prospectus. If
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF           12.   The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING               is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not to
Complete this section         have withholding apply by checking the appropriate box below. If you elect not to have withholding
if you have applied           apply to your distribution or if you do not have enough income tax withheld, you may be responsible
for a partial                 for payment of estimated tax. You may incur penalties under the estimated tax rules, if your
surrender in Section          withholding and estimated tax are not sufficient.
11.
                              Check one: ____________ I DO want income tax withheld from this distribution.

                                         ____________ I DO NOT want income tax withheld from this distribution.

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

[_] AFFIRMATION/        13.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY
    SIGNATURE                 CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER
                              SECTION 3406(a)(1)(c) OF THE INTERNAL REVENUE CODE.
Complete this section
for ALL requests.             THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
                              THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                              Dated at _______________________________ this _________ day of __________________, __________________
                                       (City, State)

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                   SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                             SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                                SIGNATURE OF WITNESS

AGLC100182 Rev1204                 Page 5 of 5                           Rev0509